                                                                     EXHIBIT 4.1


NUMBER                                                               SHARES

OW

                                                             SEE REVERSE FOR
COMMON STOCK                 OneWave, Inc. (with Logo)       CERTAIN DEFINITIONS

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY

   INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    CUSIP 123234-10-6


THIS CERTIFIES THAT



IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                         $.001 PAR VALUE PER SHARE, OF

                                 OneWave, Inc.

transferable on the books of the Company by the holder hereof in person or by its duly authorized attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are issued and shall be held subject to the laws of the State of Delaware and the provisions of the Certificate of Incorporation and the By-laws of the Company, as amended from time to time, to which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

     Dated:

     Countersigned and Registered:     (OneWave, Inc.  /s/ Klaus P. Besier
                                                       -------------------
        STATE STREET BANK              CORPORATE SEAL       Chairman
        AND TRUST COMPANY               INCORPORATED
              TRANSFER AGENT           1994 DELAWARE)
                  AND REGISTRAR
     BY                                               /s/ Mark Gallagher
                                                      ------------------
                                                          Treasurer
            AUTHORIZED SIGNATURE
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                                 OneWave, Inc.

The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT ------Custodian-------
TEN ENT -as tenants by the entireties                  (Cust)         (Minor)
JT TEN - as joint tenants with right of               under Uniform Gifts to
     survivorship and not as tenants                  Minors Act_____________
     in common                                                    (State)


    Additional abbreviations may also be used though not in the above list.

For value received,_____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE



- ------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------------

- ------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- ----------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated______________________



                              _____________________________________________

                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:

________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.